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                                                                   Exhibit 10.18

                                 MEDSCAPE, INC.
                  NONEMPLOYEE DIRECTOR'S STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated December 12, 1997, is between Medscape, Inc., a New York corporation (the "Company"), and (the "Director") sets forth the terms and conditions under which the Company grants to the Director a Nonqualified Stock Option pursuant to the Company's 1996 Stock Option Plan, as amended (the "Plan").

      1. Grant of Option.

            The Company hereby grants to the Director, on the date set forth above, the right and option (the "Option") to purchase all or an part of an aggregate of _____ shares of Class B Common Stock, par value $.0l per share, of the Company at the price of $0.00 per share and subject to the terms and conditions set forth herein. This Option shall not be treated as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code 1986, as amended (the "Code").

      2. Duration and Exercisability.

            (a) Except as provided in Section 2(c) below, this Option shall become exercisable with respect to one third of the total number of shares subject to the Option grant on December 12, 1998 and with respect to the balance of the shares, in successive equal monthly installments over the next two years commencing January 12, 1999 and thereafter on the nineteenth day of each month, such that this Option shall be fully exercisable on December 12, 2000. This Option shall in all events terminate ten (10) years after the date of grant.

            (b) During the lifetime of the Director, the Option shall be exercisable only by the Director and shall not be assignable or transferable by the Director, otherwise than by will or the laws of descent and distribution and may be exercised only by the Director during the Director's lifetime except for transfer to, and exercise by, members of the Director's immediate family. The term "immediate family" shall mean a Director's spouse and direct descendants and any entity in which such spouse and direct descendants hold more than 60% in value of the beneficial interests (the "Family Member"). This Option may be exercised only while the Director remains a member of the Board of Directors of the Company (the "Board") and will terminate and cease to be exercisable upon the Director's termination of membership on the Board, except that:

                  (i) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by the Director (or his or her estate or the Family Member who acquires this Option by transfer or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of ninety (90) days following such termination.

                  (ii) If the Director dies while a member of the Board Directors, the estate of such Director or the Family Member who acquires this Option by transfer or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Director, may exercise this Option in full at any time during the period of ninety
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(90) days following the date of the Director's death.

                  (iii) If the Director's membership on the Board terminates for any reason other than as described in (i) or (ii) above, this Option may be exercised by the Director (or his or her Family Member in the event of a transfer to such Family Member) at any time during the period of ninety (90) days following such termination or by the Director's estate (or the Family Member who acquires this Option by transfer or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Director) during a period of ninety (90) days following the Director's death if the Director dies during such initial ninety (90) day period, but in each case only as to the number of shares the Director was entitled to purchase hereunder upon exercise of this Option as of the date the Director's membership on the Board so terminates; provided that the Board may extend the period during which this Option may be exercised pursuant to this subsection (b) prior to the termination of such Director's membership on the Board.

                  (iv) Unless and until a certificate or certificates representing such shares shall have been issued by the Company to the Director, the Director (or the person permitted to exercise the Option pursuant to the terms hereof) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

                  (v) Director agrees that the shares of Stock which the Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. The Director also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

            (c) Notwithstanding the installment exercise provision set forth in
Section 2(a) above and subject to the other terms and conditions set forth herein, this Option may be exercised as to 100% of the shares of Class B Common Stock of the Company for which this Option was granted on the date of a "Corporate Change" (as such term is defined under Section 13 of the Plan).

      3. Manner of Exercise.

            (a) The Option can be exercised only by the Director or other proper party by delivering within the Option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment in full of the Option price for all shares designated in the notice.

            (b) The Director may pay the Option price in cash, by check (bank check,


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certified check or personal check), by money order or, with the approval of the
Company, (i) by delivering to the Company for cancellation certificates representing Class B Common Stock of the Company with a fair market value as of the date of exercise equal to the Option price or the portion thereof being paid by tendering such shares, or (ii) by delivering to the Company a combination of cash and certificates representing Class B Common Stock of the Company with an aggregate fair market value equal to the Option price. For purposes of clauses
(i) and (ii), the fair market value of the Company's Class B Common Stock as of any date shall be reasonably determined in good faith by the Committee or the Board from time to time.

      4. Restrictions on Issuance of Shares.

            Notwithstanding any provision herein, the Company shall have no obligation to deliver any certificate or certificates representing shares of Class B Common Stock upon exercise of an Option until the following conditions shall be satisfied:

            (a) (i) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or (ii) counsel for the Company shall have given an opinion that the issuance of such shares upon exercise of the Option is exempt from registration under federal and state securities laws as now in force or hereafter amended or the Company is otherwise satisfied in its discretion that such exercise complies with such securities laws; and

            (b) In either event the Company has compiled with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Class B Common Stock is then listed.

            (c) The Director shall represent, warrant, covenant and agree in writing that the Option Shares (as defined in Section 5) are being acquired for his own account for investment purposes only and not with a view to distribution or any other disposition thereof.

            (d) The Company shall use reasonable efforts to the extent it deems practicable to bring about the compliance with the above conditions within a reasonable time except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared solely for the purpose of covering the issue of shares in respect of which the Option may be exercised or to permit any Director to effect a registration of his or her shares in connection with a registration of shares by the Company.

      5. Right of First Refusal.

            (a) Until the consummation of a firm commitment underwritten public offering of the Company's common stock pursuant to a registration statement under the Securities Act of 1933, as amended, the Company And the Investor Stockholders (as such term is defined in the Stockholders' Agreement, dated as of October 31, 1997 as amended (the "Stockholders' Agreement")), by and among the Company and the Existing Stockholders, the Investor Stockholders and any Addition Stockholders, as such terms are defined therein, shall be


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entitled to the following right of first refusal:

                  (i) Transfer of Shares. The Director shall not transfer any shares of Class B Common Stock obtained upon exercise of the Option ("Option Shares") or any right or interest therein then owned by the Director except by a transfer that meets the requirements of this Section 5. In the event that the Director proposes to transfer any portion of the Option Shares, whether voluntarily or involuntarily, other than a "Permitted Transfer" or in connection with a "Corporate Change", then at least thirty (30) days prior to such proposed transfer, the Director shall give notice (the "Notice") to the Company and the Investor Stockholders of his intention to effect such transfer. The Notice shall set forth (a) the class, series and number of Option Shares to be sold by the Director ("Transferred Shares"); (b) the date or proposed date of the transfer and the name and address of the proposed transferee; and (c) the principal terms of the transfer, including the cash or other property or consideration to be received upon such transfer.

                  (ii) Company's Option. The Company shall have the Option, but not the obligation, to purchase any or all of the Transferred Shares on the same terms as specified in the Notice. Within thirty (30) days after the receipt of the Notice, the Company shall give written notice to the Director and the Investor Stockholders (the "Company Notice") stating whether or not it elects to exercise its Option to purchase, the number of Transferred Shares, if any, it elects to purchase, and a date and time for consummation of the purchase not more than thirty (30) days after the receipt of the Company Notice by the Director. Failure by the Company to give such notice within such time period shall be deemed an election by it not to exercise its Option.

                  (iii) Investor Stockholders' Option. If the Company fails to exercise its right to purchase under subparagraph (a)(ii) hereof, or exercises its right to purchase for less than all of the Transferred Shares, then the Investor Stockholders shall have the Option, but not the obligation, to purchase, pro rata to their ownership interest in the shares of Common Stock issued or issuable to such Investor Stockholder upon the conversion of shares of Series C Preferred Stock of the Company, any or all of the remaining Transferred Shares on the same terms as specified in the Notice. Not later than thirty (30) days after the Investor Stockholders receive the Company Notice, each Investor Stockholder shall give written notice to the Director and the Company (the "Investor Notice") stating whether or not it elects to exercise its Option to purchase, the number of the remaining Transferred Shares, if any, that it elects to purchase, and a date and time for consummation of the purchase not more than thirty (30) days after the receipt of the Investor Notice by the Director. Failure by an Investor Stockholder to give such notice within such time period shall be deemed an election by it not to exercise its Option. If the Company and the Investor Stockholders exercise their respective rights to purchase for less than all the Transferred Shares, then the Director shall thereafter be free to transfer the remaining Transferred Shares on the terms provided in the Notice, free and clear of any restrictions under this Section 5.

                  (iv) Definitions. For purposes of this Section 5, the term "Permitted Transfer" shall mean a transfer to a spouse (other than pursuant to any divorce or separation proceedings or settlement), parents, children (natural or adopted), stepchildren or grandchildren or a trust for any of their benefit (each recipient being a "Permitted Transferee"); provided,


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however, that prior to such transfer, such Permitted Transferee shall agree in writing to be bound by the obligations imposed upon the Director under this
Section 5 as if such transferee were originally a signatory to this Agreement.

                  (v) Application of Provisions. In each case, any Transferred Shares not purchased by the proposed in accordance with Section 5(a)(iii) hereof may not be sold or otherwise disposed of until they are again offered to the Company and the Investor Stockholders under the procedures specified in Sections 5(a)(i), (ii) and (iii) hereof.

            (b) Transfers Void. Any attempted transfer by the Director in violation of the terms of this Section 5 shall be ineffective to vest in any transferee any interest held by the Director in the Transferred shares. Without limiting the foregoing, any purported transfer in violation hereof shall be ineffective as against the Investor Stockholders and the Company, and the Company and the Investor Stockholders shall have a continuing right and Option (but not an obligation), until the restrictions contained in this Section 5 terminate, to purchase the shares purported to be transferred by the Director for a price and on terms the same as those at which the purported transfer was effected.

      6. Miscellaneous.

            (a) This Option is issued pursuant to the Plan and is subject to its terms. All capitalized terms used in this agreement that are not otherwise defined herein shall have the meanings set forth in the Plan. A copy of the Plan has been delivered to Director with this Option.

            (b) This Agreement shall not confer on Director any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. The Director shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to The Director upon exercise of this Option.

            (c) The exercise of all or any part of this Option shall only be effective at such time that the sale of Class B Common Stock pursuant to such exercise will not violate any state or federal or state securities or other laws.

            (d) If there shall be any change in the Class B Common Stock of the Company through merger, consolidation, reorganization, recapitalization, conversion, dividend in the form of stock (of whatever amount), stock split or other similar change in the corporate structure of the Company, and all or any portion of the Option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding Option shall be made by the Company, in order to prevent dilution or enlargement of Option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Class B Common Stock and price per share subject to the outstanding Option.

            (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this


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Agreement.

            (f) In the event of any conflict between this Agreement and the terms of the Plan, the provisions of the Plan shall control.

      7. Notices.

            Notices to be given hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, and addressed, if to the Director at 134 West 29th Street, New York, New York 10001, or such other address as the Director specifies in writing, to the Company, and if to the Company to its then principal office.

      8. Entire Agreement.

            This instrument contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof and may be changed only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      9. Governing Law.

            This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

      10. Severability.

            In case any one or more of the provisions hereof shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render the same valid and enforceable.

MEDSCAPE, INC.                                     Director

By:__________________________                      _____________________________
      Paul T. Sheils
      President & CEO


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